

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL American Properties Fund, Inc. at March 31, 1998, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL American Properties Fund, Inc. for the three months ended March 31, 1998.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               MAR-31-1998
<CASH>                                      91,674,397<F2>
<SECURITIES>                                         0
<RECEIVABLES>                                  551,029
<ALLOWANCES>                                  (51,835)
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                     217,539,959
<DEPRECIATION>                             (3,168,431)
<TOTAL-ASSETS>                             394,757,976
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                       427,704
<OTHER-SE>                                 379,530,304
<TOTAL-LIABILITY-AND-EQUITY>               394,757,976
<SALES>                                              0
<TOTAL-REVENUES>                             8,327,804
<CGS>                                                0
<TOTAL-COSTS>                                1,800,007
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                              6,520,029
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          6,520,029
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 6,520,029
<EPS-PRIMARY>                                     0.17
<EPS-DILUTED>                                     0.17

<F2>Cash included certificates of deposit of $2,008,304.
<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.



